WILLIAM BLAIR FUNDS

SUPPLEMENT TO SUMMARY PROSPECTUS DATED MAY 1, 2019

Effective September 30, 2019, the information below replaces similar disclosure in the Summary Prospectus of the William Blair Small-Mid Cap Growth Fund.

Portfolio Manager(s).  Daniel Crowe, a Partner of the Adviser, James Jones, a Partner of the Adviser, and Robert C. Lanphier IV, a Partner of the Adviser, co-manage the Fund. Mr. Crowe has co-managed the Fund since 2015. Mr. Jones has co-managed the Fund since 2019. Mr. Lanphier has co-managed the Fund since its inception in 2003.

Dated: September 9, 2019

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Summary Prospectus for future reference.